VISTA POINT ASSETS LLC ABS-15G

Exhibit 99.9

Overview

The StoneHill Group, Inc. (“TSG”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (both residential mortgage loans and small balance commercial loans secured by residential properties or mixed-use properties being leased to generate income; together the “Loans”) acquired by Vista Point Mortgage, LLC (the “Client”). The Review took place from 3/24 to 7/24 on Loans with origination dates in 3/24 through 07/24 on files imaged and provided by the Client or its designee.

Sample size of the assets reviewed.

During the securitization review process, the Client may have removed loans that were reviewed by TSG from the securitization for paid-in-full mortgage loans or other undisclosed items to TSG. The final population of the Review included 250 Loans totaling an original principal balance of approximately $42,583,983.00. The review conducted by TSG covered 100% of the securitization loan population to the best of TSG’s knowledge and understanding.

Within this population (the “Residential Population”) there were 203 Loans that were reviewed by TSG according to nationally recognized statistical rating organizations (NRSRO(s)) standards. NRSRO standards include guidance for compliance, credit, and valuation, among others.

Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

Quality of information or data about the assets: review and methodology.

TSG compared data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review. The fields captured varied dependent upon such Loan being in the Residential Population or the SBCRE Population as defined below. Additional detail can be found in the result summary for Data Integrity below.

NRSRO/RESIDENTIAL POPULATION (134 Fields)

AllBorrowerIncomefromEmploymentTotal	B2MiddleName	PrepaymentPenaltyType
AllBorrowerTotalIncome	B2NameofEmployer1	PrimaryAppraisedPropertyValue
AmortizationTerm	B2OriginatorCitizenshipDesignation	PropertyAddress
AmountofOtherLien	B2RaceBlackorAfricanAmerican	PropertyCity
ApplicationDate	B2RaceIdonotwishtoprovidethisinformation	PropertyCounty
B1AnyOutstandingJudgments	B2RentorOwn	PropertyRights
B1Anypartofdownpaymentborrowed	B2SelfEmploymentFlag	PropertyState
B1Bankruptcyinpast7years	B2SexIdonotwishtoprovidethisinformation	PropertyTaxAmount
B1BirthDate	B2SexMale	PropertyType

B1Citizen	B2SSN	PropertyValue
B1CountryName	B2YearsinCurrentHome	PropertyZipCode
B1Doyouintendtooccupypropertyasprimaryresidence	BalloonFlag	ProposedFirstMortgagePI
B1EmailorInternet	CashDisbursementDate	ProposedHazardInsurance
B1Employer1Position	CLTV	ProposedHOA
B1Employer1YearsinLineofWork	CreditQMATRDesignation	ProposedHousingExpense
B1EthnicityIdonotwishtoprovidethisinformation	CUScore	ProposedMortgageInsurance
B1EthnicityNotHispanicorLatino	DSCR	ProposedOther
B1FirstName	EffectiveDateTitleCommitment	ProposedOtherFinancingPI
B1Foreclosureinpast7years	EscrowIndicator	ProposedRealEstateTaxes
B1Haveyouhadownershipinpropertyinlast3years	FHAStreamlineVAIRRLIndicator	QMQualifyingTotalHousingExpensePITIA
B1Howwastitleheld	FinalReviewedQMStatus	QualifyingCLTV
B1LastName	FirstPaymentDate	QualifyingFICO
B1MaritalStatus	HOAFlag	QualifyingLTV
B1MiddleName	InitialMonthlyPIOrIOPayment	QualifyingTotalDebtIncomeRatio
B1NameofEmployer1	InitialOriginatorSignatureDate	QualifyingTotalHousingExpensePITIA
B1OriginationFICO	InterestOnlyFlag	RefinanceType

B1OriginatorCitizenshipDesignation	InterestRate	SalesPrice
B1OtherIncome	LateChargeGracePeriod	Term
B1PhoneNumber	LateChargePercent	TitleFromType
B1RaceIdonotwishtoprovidethisinformation	LienPosition	ULI
B1RaceWhite	LoanAmount	UnderwritingGuidelineLenderName
B1RentorOwn	LoanOriginationCompany	UnderwritingGuidelineName
B1SelfEmploymentFlag	LoanOriginationCompanyNMLS	UnderwritingGuidelineProductName
B1SexFemale	LoanOriginatorName	UnderwritingGuidelineVersionDate
B1SexIdonotwishtoprovidethisinformation	LoanProgram
B1SexMale	LoanPurpose
B1SSN	LoanType
B1TotalIncome	MaturityDate
B1YearsinCurrentHome	MINNo
B2BirthDate	NegativeAmortizationFlag
B2Citizen	NoteDate
B2Doyouintendtooccupypropertyasprimaryresidence	NoteType
B2EmailorInternet	NumberofBorrowers
B2Employer1Position	NumberofMortgagedProperties
B2Employer1YearsinLineofWork	NumberofUnits
B2EthnicityIdonotwishtoprovidethisinformation	Occupancy
B2EthnicityNotHispanicorLatino	OriginatorDocType
B2FirstName	OriginatorQMStatus
B2LastName	PrepaymentPenalty
B2MaritalStatus	PrepaymentPenaltyTotalTerm

Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

TSG’s review was differentiated by the purpose of the loan in question and the guidelines for such loan origination. The description below differentiates between the Residential Population and the SBCRE Population.

Residential Population (234 Loans)

TSG reviewed assets at origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to TSG. As applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, TSG verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: TSG’s review included confirming that a credit report that met guideline requirements was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, TSG: (i) captured the monthly consumer debt payments for use in required calculations as required by guidelines, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as required by guidelines, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: TSG determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file and where possible, was not fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: TSG assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, TSG completed a review of large deposits and completed the reserve calculation. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was conducted. During the course of this review, TSG (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: TSG confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: As part of the review, TSG verified the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: TSG reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, TSG conditioned the mortgage loan for the missing fraud report product.

If a report was present, TSG reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, TSG confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: TSG’s review included a review of the chain of title and the time duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: TSG reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats or other applicable approved formats at the time of origination.

TSG also verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines (if required by loan product guidelines).

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent History*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Value of collateral securing the assets: review and methodology.

TSG’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. TSG’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been obtained from the appropriate authorities.

Regarding the use of comparable properties, TSG’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Additional facets of TSG’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client if necessary (iv) confirming the appraisal report does not include any obvious environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to TSG, or if the valuation product was not directly accessible that another valuation product was directly accessible to TSG was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, TSG confirmed consistency among the valuation products. If there were discrepancies identified that could not be resolved, TSG created an exception.

Residential Population (234 Loans)

Please be advised that TSG did not determine whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly stated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by TSG are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which TSG is relying in reaching such findings.

Regarding TILA-RESPA Integrated Disclosure (“TRID”) testing, TSG implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope"). TSG will work with outside counsel as needed and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While TSG continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. TSG has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per TSG’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that TSG has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by TSG will result in the potential level of risk indicated by an Event Level or NRSRO grade. Please note that investment properties were excluded from TRID testing.

Please be further advised that TSG does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by TSG do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to TSG. Information contained in any TSG report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged TSG to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by TSG are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. TSG does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by TSG.

TSG reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, TSG reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, TSG’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent.
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

TSG reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). TSG will determine the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, TSG notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, TSG notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to Qualified Mortgage designated mortgage loans, TSG reviews the mortgage loan to determine whether, based on available information in the mortgage loan file and information provided to us by the client regarding Revised QM options chosen by the institution during the optional adoption period from March 1, 2021 through July 1, 2021: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) for loans with application dates prior to July 1, 2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z); for loans with application dates of July 1, 2021 or after, at the interest rate-lock date, that the Price-Based Limitation calculation meets the requirement of the APR not exceeding the APOR for a comparable transaction by 2.25% or more.. This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, TSG reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied the requirements in the preceding paragraph. In addition, TSG reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan with an application date prior to July 1, 2021, that satisfied the applicable requirements enumerated above, TSG then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, TSG then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

TSG reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

TSG reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). TSG does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. TSG’s review is based on information contained in the mortgage loan file at the time it is provided to TSG to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review

TSG noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time TSG reviewed the mortgage loans and thus have not yet been recorded. TSG verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, TSG will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(X) FIRREA Review

TSG confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, TSG reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

(XI) Document Review

TSG reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T and/or 4506C as applicable;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

OVERALL RESULTS GRADING SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections below, 100% of the Loans by number in the pool possessed a grade of “A” or “B”.

Overall	# of Mortgage Loans	% of Mortgage Loans
A	225	90.0%
B	25	10.0%
C	0	0.0%
D	0	0.0%
Total	250	100.0%

COMPLIANCE RESULTS SUMMARY

250 Loans (100%) received an “A” compliance grade and 0 Loans (0%) received a compliance grade of “B” or “C.” The resulting Compliance Grades for the mortgage loans are as follows:

Final Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans
A	250	100.0%
B	0	0.0%
C	0	0.0%
D	0	0.0%
Total	250	100.0%

CREDIT RESULTS SUMMARY

Within the securitization population, 100% of the Loans possessed an “A” or “B” grade.

Final Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans
A	232	92.8%
B	18	7.2%
C	0	0.0%
D	0	0.0%
Total	250	100.0%

DATA INTEGRITY REVIEW RESULTS SUMMARY

TSG verified data field variances across 134 unique data fields. Some Loans may have exhibited multiple variances which, in some cases, may have resulted from blank data in a submitted data tape. A summary is provided below:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
AllBorrowerIncomefromEmploymentTotal	1	1	100%
AllBorrowerTotalIncome	27	64	42.19%
AmortizationTerm	7	235	2.98%
AmountofOtherLien	15	18	83.33%
ApplicationDate	6	93	6.45%
B1AnyOutstandingJudgments	0	2	0%
B1Anypartofdownpaymentborrowed	0	2	0%
B1Bankruptcyinpast7years	0	2	0%
B1BirthDate	1	97	1.03%
B1Citizen	0	13	0%
B1CountryName	2	2	100%
B1Doyouintendtooccupypropertyasprimaryresidence	0	2	0%
B1EmailorInternet	3	4	75%
B1Employer1Position	0	2	0%
B1Employer1YearsinLineofWork	2	2	100%
B1EthnicityIdonotwishtoprovidethisinformation	0	2	0%
B1EthnicityNotHispanicorLatino	0	2	0%
B1FirstName	6	224	2.68%
B1Foreclosureinpast7years	0	2	0%
B1Haveyouhadownershipinpropertyinlast3years	1	2	50%
B1Howwastitleheld	0	1	0%
B1LastName	11	243	4.53%
B1MaritalStatus	0	2	0%
B1MiddleName	0	2	0%
B1NameofEmployer1	1	2	50%
B1OriginationFICO	4	15	26.67%
B1OriginatorCitizenshipDesignation	4	4	100%

B1OtherIncome	1	1	100%
B1PhoneNumber	83	85	97.65%
B1RaceIdonotwishtoprovidethisinformation	0	2	0%
B1RaceWhite	0	1	0%
B1RentorOwn	0	2	0%
B1SelfEmploymentFlag	0	2	0%
B1SexFemale	0	1	0%
B1SexIdonotwishtoprovidethisinformation	0	2	0%
B1SexMale	1	1	100%
B1SSN	1	97	1.03%
B1TotalIncome	3	13	23.08%
B1YearsinCurrentHome	2	2	100%
B2BirthDate	0	1	0%
B2Citizen	0	6	0%
B2Doyouintendtooccupypropertyasprimaryresidence	0	1	0%
B2EmailorInternet	0	1	0%
B2Employer1Position	1	1	100%
B2Employer1YearsinLineofWork	1	1	100%
B2EthnicityIdonotwishtoprovidethisinformation	0	1	0%
B2EthnicityNotHispanicorLatino	0	1	0%
B2FirstName	1	41	2.44%
B2LastName	2	41	4.88%
B2MaritalStatus	0	1	0%
B2MiddleName	0	1	0%
B2NameofEmployer1	0	1	0%
B2OriginatorCitizenshipDesignation	2	2	100%
B2RaceBlackorAfricanAmerican	0	1	0%
B2RaceIdonotwishtoprovidethisinformation	0	1	0%
B2RentorOwn	0	1	0%
B2SelfEmploymentFlag	0	1	0%
B2SexIdonotwishtoprovidethisinformation	0	1	0%
B2SexMale	0	1	0%

B2SSN	0	41	0%
B2YearsinCurrentHome	1	1	100%
BalloonFlag	2	92	2.17%
CashDisbursementDate	4	8	50%
CLTV	126	160	78.75%
CreditQMATRDesignation	0	8	0%
CUScore	26	26	100%
DSCR	30	98	30.61%
EffectiveDateTitleCommitment	8	8	100%
EscrowIndicator	0	36	0%
FHAStreamlineVAIRRLIndicator	0	2	0%
FinalReviewedQMStatus	6	8	75%
FirstPaymentDate	0	95	0%
HOAFlag	0	17	0%
InitialMonthlyPIOrIOPayment	0	11	0%
InitialOriginatorSignatureDate	0	2	0%
InterestOnlyFlag	2	97	2.06%
InterestRate	2	244	0.82%
LateChargeGracePeriod	0	8	0%
LateChargePercent	0	8	0%
LienPosition	0	96	0%
LoanAmount	78	214	36.45%
LoanOriginationCompany	0	2	0%
LoanOriginationCompanyNMLS	0	2	0%
LoanOriginatorName	1	1	100%
LoanProgram	2	115	1.74%
LoanPurpose	0	169	0%
LoanType	0	2	0%
MaturityDate	0	95	0%
MINNo	1	77	1.3%
NegativeAmortizationFlag	2	2	100%
NoteDate	5	25	20%
NoteType	0	10	0%
NumberofBorrowers	0	2	0%
NumberofMortgagedProperties	0	2	0%
NumberofUnits	0	98	0%
Occupancy	0	216	0%
OriginatorDocType	10	17	58.82%
OriginatorQMStatus	29	89	32.58%

PrepaymentPenalty	0	66	0%
PrepaymentPenaltyTotalTerm	0	19	0%
PrepaymentPenaltyType	0	115	0%
PrimaryAppraisedPropertyValue	2	82	2.44%
PropertyAddress	10	245	4.08%
PropertyCity	4	244	1.64%
PropertyCounty	3	92	3.26%
PropertyRights	0	2	0%
PropertyState	0	165	0%
PropertyTaxAmount	5	7	71.43%
PropertyType	5	147	3.4%
PropertyValue	0	28	0%
PropertyZipCode	3	244	1.23%
ProposedFirstMortgagePI	1	2	50%
ProposedHazardInsurance	1	2	50%
ProposedHOA	2	2	100%
ProposedHousingExpense	1	1	100%
ProposedMortgageInsurance	2	2	100%
ProposedOther	2	2	100%
ProposedOtherFinancingPI	65	66	98.48%
ProposedRealEstateTaxes	2	5	40%
QMQualifyingTotalHousingExpensePITIA	1	1	100%
QualifyingCLTV	53	79	67.09%
QualifyingFICO	22	184	11.96%
QualifyingLTV	61	134	45.52%
QualifyingTotalDebtIncomeRatio	1	3	33.33%
QualifyingTotalHousingExpensePITIA	38	72	52.78%
RefinanceType	3	3	100%
SalesPrice	0	80	0%
Term	0	8	0%
TitleFromType	1	1	100%
ULI	3	52	5.77%
UnderwritingGuidelineLenderName	7	7	100%
UnderwritingGuidelineName	3	3	100%
UnderwritingGuidelineProductName	29	102	28.43%
UnderwritingGuidelineVersionDate	5	9	55.56%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY

The % of Loans totals may not add up to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	250.0	100.0%	$42583983.00	100.0%
Total	250.0	100.0%	$42583983.00	100.0%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary Residence	234.0	93.6%	$39074324.00	91.76%
Investment	16.0	6.4%	$3509659.00	8.24%
Total	250.0	100.0%	$42583983.00	100.0%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	144.0	57.6%	$25354103.00	59.54%
Townhouse	2.0	0.8%	$309000.00	0.73%
Condominium	9.0	3.6%	$1915090.00	4.5%
Single Family Attached	1.0	0.4%	$75000.00	0.18%
Condominium High Rise	3.0	1.2%	$728250.00	1.71%
PUD	84.0	33.6%	$12860990.00	30.2%
Two to Four Unit	7.0	2.8%	$1341550.00	3.15%
Total	250.0	100.0%	$42583983.00	100.0%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Refinance	248.0	99.2%	$42352984.00	99.46%
Purchase	2.0	0.8%	$230999.00	0.54%
Total	250.0	100.0%	$42583983.00	100.0%

Property State	Loan Count	% of Loans	Original Balance	% of Balance
AZ	10.0	4.0%	$1062789.00	2.5%
CA	98.0	39.2%	$21370351.00	50.18%
CO	4.0	1.6%	$416000.00	0.98%
CT	1.0	0.4%	$271000.00	0.64%
FL	25.0	10.0%	$4809893.00	11.3%
GA	15.0	6.0%	$2167409.00	5.09%
ID	2.0	0.8%	$140000.00	0.33%
IL	4.0	1.6%	$398000.00	0.93%
KS	2.0	0.8%	$158732.00	0.37%
MA	7.0	2.8%	$811000.00	1.9%
MD	3.0	1.2%	$411452.00	0.97%
MI	1.0	0.4%	$175000.00	0.41%
MN	6.0	2.4%	$555401.00	1.3%
MO	1.0	0.4%	$65000.00	0.15%
MT	1.0	0.4%	$275000.00	0.65%
NC	4.0	1.6%	$625202.00	1.47%
NH	2.0	0.8%	$240000.00	0.56%
NJ	12.0	4.8%	$1923550.00	4.52%
NM	1.0	0.4%	$108750.00	0.26%
NV	11.0	4.4%	$1021869.00	2.4%
NY	3.0	1.2%	$885000.00	2.08%
OH	3.0	1.2%	$322430.00	0.76%
OR	2.0	0.8%	$150000.00	0.35%
PA	4.0	1.6%	$787650.00	1.85%
SC	8.0	3.2%	$1031430.00	2.42%
TN	9.0	3.6%	$966001.00	2.27%
UT	1.0	0.4%	$121500.00	0.29%
VA	1.0	0.4%	$151500.00	0.36%
WA	8.0	3.2%	$1078900.00	2.53%
WY	1.0	0.4%	$83174.00	0.2%
Total	250.0	100.0%	$42583983.00	100.0%